Exhibit 99.1

Company Introduction Faraday Future Intelligent Electric Inc. Nasdaq: FFAI May 2025 Faraday Future The World - Leading Artificial Intelligent Electric Vehicle (AIEV) Tech - Luxury Brand Creating a Complete AIEV Ecosystem Covering Both Spire and ass arkets ith unparalleled luxury experience X 1 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE

X Legal Disclaimers 2 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE Forward Looking Statements This presentation includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 . When used in this presentation the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements . These forward - looking statements involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors, among others, that may affect actual results or outcomes include, among others : the Company’s ability to continue as a going concern and improve its liquidity and financial position ; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs ; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market ; the rate and degree of market acceptance of the Company’s vehicles ; the success of other competing manufacturers ; the performance and security of the Company’s vehicles ; potential litigation involving the Company ; the Company’s ability to satisfy the conditions precedent and close on the various financings described elsewhere by the Company ; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code ; general economic and market conditions impacting demand for the Company’s products ; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results ; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10 - K/A filed with the Securities and Exchange Commission (“SEC”) on August 21 , 2023 , and Quarterly Report on For 10 - Q for the quarter ended, as well as the risk factors incorporated by reference in Item 8 . 01 of Form 8 - K/A filed with the SEC on December 28 , 2023 and other documents filed by the Company from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and the Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . No Offer or Solicitation This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Faraday Future and other companies, which are the property of their respective owners.

X 2. Business Highlights • High Gro th Potential ith Clear Winning Path 3. Industry Trend • Four Blue Ocean: Range - Extended Electric Vehicles, AI Cabin ith Enhanced Comfort Features, Sub - $40,000 AIEVs, First - class AI Multi - Purpose Vehicles 4. What Sets FF and FX Apart • Faraday's Five Key Differentiators - Product / Technology / Branding / Users / Sales. 5. Manufacturing and Supply Chain • Made in USA, Robust Production, and Delivery. 6. Experienced Team • Founding Member DNA & Global Partnership. 1. Company Introduction • FF and FX Creating a Complete AIEV Ecosystem Covering Both Spire and Mass Markets. 7. Financials • Focus on Achieving Cash Flo Break - Even as Planned. Table of Contents X 3 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE 8. Appendix • More about Faraday Future

1. Company Introduction

Faraday Future Faraday X

Company History:

- Founded in 2014 by YT Jia, a serial entrepreneur and the originator of Smart TV in China market. Faraday Future is a California based global shared intelligent mobility ecosystem company with a vision to disrupt the automotive industry.
- Starting from August 2023, the first FF 91s, the world first electric vehicle model equipped with Artificial Intelligent Technology (AIEV) designed for truly luxury experience, were delivered.
- In 2024, the second brand strategy (FX) and global bridge strategy were initiated to cover a broader market. FF also expanded to the UAE. FF is now able to bring a globally optimized, cost-efficient automotive supply chain to the U.S.

Headquarter: Los Angeles, CA.

Mission: To perpetually evolve the ways, we move by co-creating and sharing a User Centric intelligent. electric mobility ecosystem that integrates Automotive, AI, Internet, and Clean energy industries.

Dual-Brand Strategy:

- **Faraday Future | FF**: Ultimate AI TechLuxury Spire Market, the disruptor of the traditional ultra-luxury car civilization epitomized by Ferrari and Maybach.
- **Faraday X | FX**: Large Volume Mass Market, become the Toyota of the AIEV era, empower the $30,000 model with core technologies used in the $309,000 FF 91. Twice the performance, Half the price.

Total Invested: ~$3.5 Billion USD, ~50% in R&D, ~30% in Capex.

Intellectual Property: Technology and competitive differentiation independently verified by Roland Berger; ~660 filed or issued utility and design patents.

Manufacturing Reach: 1.1 million square foot manufacturing facility in Hanford, CA with expected production capacity of ~10,000 vehicles per year.

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 4

X 2. Business Highlights — A Compelling Partnership Opportunity 4. Made in USA, Robust Production, and Global Supply Chain Integration via Bridge Strategy We operate a 1.1 million - square - foot manufacturing facility in Hanford, California, with an annual production capacity of 10,000 vehicles. We are now able to bring a globally optimized, cost - efficient automotive supply chain to the U.S., enabling scalable and capital - efficient production. We leverage in - house manufacturing and a fully integrated global supply chain, sourcing from a broad network of suppliers: 97 NA Supplier - 17 EU Supplier 57 CN Supplier - 19 ROW Supplier 5. Proven Partners and Management Team Established management team with global DNA and extensive operational and executive experience across diverse industries, including automotive, software, internet, and consumer electronics 6. Path to Profitability: Driving Efficiency and Preparing for Scalable, Low - Cost Production FY24 cash burn decreased by 75% year - over - year, reflecting significant progress in cost reduction and operational efficiency. We are operating at a significantly leaner level compared to industry peers and remain firmly committed to achieving cash flow break - even as planned. Looking ahead, we will leverage our deeply integrated global supply chain expertise to support low - cost production and drive toward sustainable positive cash flow. 1. Industry Trend and Our Opportunity Four Blue Ocean Opportunities: Range - Extended Electric Vehicles, AI Cabin with Enhanced Comfort Features, Sub - $40,000 AIEVs, First - class AI Multi - Purpose Vehicles. The FX Vehicles position the mass market, twice the performance, half the price. 2. Faraday's Five Key Differentiators - Product / Technology / Branding / Users / Sales Modern design, superior driving experience, the Company’s flagship product, offers the performance of a hyper car, the handling of a sedan, and the space of an SUV . More than 660 filed or issued utility and design patents for both EV and I.A.I. Scalable and modular EV platform allows efficient use of capital and rapid speed to market for future models. In - vehicle compute platform, robust product stack and internet connectivity enables first ever generative AI capability in the auto sector for in vehicle usage 3. Passed all safety and regulatory requirements, completed homologation in the USA Successfully delivered FF 91 2.0 Futurist Alliance vehicles to industry leaders and Co - Creation officers from real estate, entertainment, and luxury car industries. Met the world’s most strict homologation requirement from FMVSS X 6 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE

X 3. Industry Trend and Our Models Positioning 2028 Thousand Units 2023 Thousand Units 2.5 1.3 37 24 373 170 2,357 1,604 78,802 74,978 $100,000+ arkets $20,000 - $50,000 Faraday Future Faraday X | FX Creating a Complete AIEV Ecosystem Covering Both Spire and ass : What’s Holding EV Industry Overvie EVs Back? X 7 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE

AI Cabin with Enhanced Comfort Features Sub - $40,000 AIEVs (BEV & REEV ) 8 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE Range - Extended Electric Vehicles (RE - AIEV) First - class AI Multi - Purpose Vehicles (MPVs) 3. Industry Trend — Four Blue Ocean Opportunities in the U.S. AIEV Market

4. What Sets FF and FX Apart — Unique Product Value Propositions

Faraday Future Faraday X

Open-Source and Open-Platform, Co-Creation and Sharing

Faraday Future



Mutual Empowerment

Faraday X



$129,000 - $309,000	Pricing	F X 5: $20,000 - $30,000 F X 6: $30,000 - $50,000 Super One: To be released
FF 9 Series	Models	FX 5: A Large-Space Sporty AIEV FX 6: An Extra-large, Luxury AIEV for the Family Super One: First Class First-ever AI-MPV in the U.S
Battery Electric	Powertrains	Hybrid Range-extended / Battery Electric
TechLuxury Spire Market	Target Market	Large Volume Mass Market
All-Ability aiHypercar	Product Philosophy	Twice the Performance, Half the Price

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 9

Live TV with all internet content via aggregation engine and recommended engine Live Meeting ChatGPT 2x Qualcomm 8155P/ Android Automotive 1x NVIDIA Orin - X Super AP (3x 5G Modem) Android OS 27” Ultra - Wide Screen (Full HD) Dual Zero Gravity Seats / 60 ƒ Recline Performance Experience AI Technology EPA 381 Miles (~613 Km) 1,050 Horsepower 1,977 Nm 2.27s 60 MPH (~100 KMH) 0 3 Motors One - On - One Bespoke AI FF 91 2.0 Futurist Alliance MSRP: $129,000 ~ $309,000 USD 3,200 mm Wheelbase 5,250 mm Length 6,400+ Pounds 4. What Sets FF and FX Apart — FF 91 The Ultra TechLuxury AIEV 10 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Hyper Multi - Vectoring - Integrated Multi - axis Torque Technology System For AI Propulsion, Steering And Braking 4. What Sets FF and FX Apart — FF’s Product Power 11 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

4. What Sets FF and FX Apart — FF's Product Power

Faraday Future



TimeLuxury

24 + "2" Hour Day

27" Rear display

2K Resolution Ultra Wide Display Wide Angle 8-megapixel Camera Noise Canceling Technology

Zoom Meeting Capabilities

FF Generative AI

First Ever Generative AI Capability In Vehicle

Android Based OS

World's First

Super AP

5G x 3

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 12

4. What Sets FF and FX Apart — FF Branding as an AI Hypercar Disruptor to Legacy Automakers

Faraday Future






Magic All-in-One	**Faraday Future FF 91 2.0** **$309,000 (Starting at Est. $150,000)**	**Ferrari SF 90 Stradale** Starting at $524,815	**Mercedes-Maybach S680** Starting at $229,000	**Rolls-Royce Cullinan** Starting at $374,000
Vehicle Type	**All-Ability aiHypercar**	Traditional Sportscar	Traditional Sedan	Traditional SUV
Wheel Base	**3,200 mm**	2,649 mm	3,396 mm	3,295 mm
Curb Weight	**2,900 kg**	1,670 kg	2,425 kg	2,752 kg
Multi-Vectoring				
0-60 mph	**2.27s**	2.50s	4.50s	4.50s
Power	**1,050 HP**	986 HP	621 HP	593 HP
Torque	**1,977 nm**	800 nm	900 nm	644 nm
Range (US EPA)	**381 Miles**	330 Miles	355 Miles	260 Miles (EPA Est.)
Motors / Drivetrain	**Tri Electric Motors / AWD**	4.0L TT V8 w. 3 Electric Motors / RWD	6.0L TT V12 / RWD	6.7L TT V12/ AWD
aiSpace				
Intelligent Internet Application Services	**Live Sports Broadcast, Zoom Meeting, aiNavigation, FF aiPal, Gesture Door Controls, Streaming**	N/A	Streaming, Navigation	Streaming, Navigation
Computing Platforms	**2x Qualcomm 8155P/Android Automotive**	N/A	Qualcomm	Qualcomm
Internet Services	**Super AP (3x 5G Modem)**	N/A	LTE Mobile Hotspot	LTE Mobile Hotspot
Rear Seats	**Dual Zero Gravity Seats / 60° Recline**	N/A	Rear Multifunctional Executive Seats / 47.5° Recline	Rear Multifunctional Executive Seats
Rear Displays	**27” Ultra-Wide Screen (Full HD)**	N/A	Dual 11.6“ Screens w/ Tablets	Dual 12” Screens
aiDriving				
AI Applications	**Personalized AI, One-on-One Bespoke AI, FF Generative AI**	N/A	N/A	N/A
LiDAR	**Equipped**	N/A	Equipped	N/A
Cameras (#)	**12 + 1**	3	3	3

4. What Sets FF and FX Apart — More Comparisons with Peers

Faraday Future






Magic All-in-One	**Faraday Future FF 91 2.0** **$309,000 (Starting at Est. $150,000)**	**Lucid Air Sapphire** $249,000	**NIO ES8** $84,000	**Tesla Model X Plaid** $117,130
Vehicle Type	**All-Ability aiHypercar**	Traditional Sedan	Traditional SUV	Traditional SUV
Wheel Base	**3,200 mm**	2,960 mm	3,070 mm	2,965 mm
Curb Weight	**2,900 kg**	2,420 kg	2,485 kg	2,444 kg
Hyper Multi-Vectoring				
0-60 mph	**2.27s**	1.89s	4.10s	2.36s
Power	**1,050 HP**	1234 HP	643 HP	1,020 HP
Torque	**1,977 nm**	1,430 nm	850 nm	752 nm
Range (US EPA)	**381 Miles**	427 Miles	N/A	333 Miles
Motors / Drivetrain	**Tri Electric Motors / AWD**	Dual Motors / AWD	Dual Motors / AWD	Tri Motors / AWD
3rd aiSpace				
Intelligent Internet Application Services	Live Sports Broadcast, Zoom Meeting,aiNavigation, FF aiPal, Gesture Door Controls,Streaming	N/A	Streaming, Gaming, Karaoke	Streaming, Gaming, Karaoke, Toybox
Computing Platforms	2x Qualcomm 8155P/Android Automotive	8155P/Android Automotive	8155P/NOMI OS - Powered by Banyan	AMD Ryzen
Internet Services	**Super AP (3x 5G Modem)**	LTE Mobile Hotspot	5G Hotspot, Ultra Wideband Comm	Mobile Hotspot
Rear Seats	**Dual Zero Gravity Seats / 60° Recline**	Tri-Multifunctional Seats	5 Foldable Multifunctional Seats	Foldable Multifunctional Seats
Rear Displays	**27" Ultra-Wide Screen (Full HD)**	N/A	6.6" Backrow Screen (HDR)	8" Center Screen
aiDriving				
AI Applications	Personalized AI, One-on-One Bespoke AI, FF Generative AI	N/A	NOMI HALO / MATE 2.0	FSD
LiDAR	**Equipped**	Equipped	Equipped	N/A
Cameras (#)	**12 + 1**	14	11	9

FX 6 Prototype Teaser Shot 4. What Sets FF and FX Apart — FX 6 as a Representative of the FX Series 15 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE

FX Co - creation Officer : Visionary Co - Creation Officers & Family Co - Creation Officers Officially Kicked off product development First product launch of FX First Class AI - MPV First FX vehicle rolls off the line Started to take Pre - orders Next Steps 2025 Late June 2025 End of Year 2025 Late April 4. What Sets FF and FX Apart — FX’s Roadmap to Production UAE Launch 16 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE 2025 Q3 2024 Q4 Now Received 1300 non - binding pre - order

4. What Sets FF and FX Apart — Sales: Proven Track Record in 2024

Faraday Future

FF has delivered FF 91 2.0 Futurist Alliance vehicles to the Developer Co-Creation Officers including:

Chris Brown:
an American singer, songwriter, rapper, dancer, actor and businessman and one of the most iconic R&B singers of all time. His unique style has earned him prestigious recognitions, including a Grammy, as well as MTV Video Music, AMA, and BET Music Awards

Jason Oppenheim:
an American celebrity and luxury real estate broker, President and Founder of The Oppenheim Group, and star of the Netflix global hit series "Selling Sunset" and "Selling the OC"

Justin Bell:
World Champaign Race Car driver

Kelvin Sherman:
Hollywood Celebrity Agent

YT Jia:
FF Founder & CPUO

One of FF's long-time investors
the founder of the world's largest global supplier of American Halloween costumes

Sean Lee:
Founder of Purist Group

Max Ma:
FX CEO

Jim Gao:
VP, Intelligent Internet App Platform












Faraday Future
Delivery Co-Creation Day


DEVELOPER CO-CREATION



© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 17

5. Manufacturing and Supply Chain — Over $300M Invested in Hanford Factory Plus Deep Expertise in Global Supply Chain Sourcing Stamping (outsourced) Body Assembly Painting 18 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE

6. Experienced Team — Proven Leadership and Global DNA

Faraday Future   Faraday X

Leadership and deep bench expertise from automotive, software, internet, consumer electronics, and AI to break industry boundaries, create eco-chemistry, and lead the transformation of the automotive industry

Executive Team



Previous Experience
- Founder, LeEco China's first Smart TV brand and video streaming platform
- 26 years in industry

YT Jia
Founder, Co-CEO



Previous Experience
- VP, Qoros Auto
- Branch Manager, Magna
- 40 years in industry

Matthias Aydt
Global CEO



Previous Experience
- Cost optimization, product development finance, and corporate finance, Ford Motor
- 22 years in industry

Koti Meka
Global CFO



Previous Experience
- Cofounder, Galaxy Global, Inc.
- Private Equity Analyst, Knights Investment Group

Jerry Wang
President



Previous Experience
- 20 years internet and automobile experience
- LeEco, General Manager of PMO; Japan NEC, Manager of SW

Terry Wang
VP, Strategy and Operations
FX COO

Product Management Team



Previous Experience
- Regional KAM, Mercedes-Benz Tech
- Business Unit Manager, Altran

Max Ma
FX CEO



Previous Experience
- 7 years at FF, former VP of IAI
- 5 years at LeEco, 7 years serving as vice president of R&D at Meizu
- >20 years in industry

Aaron Ma
FX CTO



Previous Experience
- President of the Automobile Engineering Research Institute at Chery Automobile
- VP & CTO of BAIC
- President of BAIC and Mercedes Benz Technology Development Center
- >20 years in industry

Lei Gu
Head of FF EV R&D
Head of FX R&D



Previous Experience
- Cofounder &CTO Borqs Technologies
- Director of Software Engineering Mobile Device, Motorola
- 25 years in industry

Hong Rao
VP, I.A.I



Previous Experience
- 15 years manufacturing especial in quality control;
- 4 years factory management of Electric Components testing

Jackie Chen
Head of FX quality and acting manufacturing

© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 20

X FY24 Twelve - Months Cash Burn (Free Cash Flow) FF is continuously cutting operating costs and expenses, our trailing FY24 12 - month cash burn was $78m, a 75% decrease YoY. We are in preparation for low - cost production going forward. Source: S&P Global Market Intelligence Notes: (1) Companies’ financials are based on publicly disclosed data for their fiscal year 2024, except for Fisker and Canoo. Fisker’s figures reflect the 12 - month period ending Q4 2023, while Canoo’s are based on the 12 - month period ending Q3 2024. (1) (1) (1) (1) Faraday Future 7. Financials — Driving Efficiency and Preparing for Scalable, Low - Cost Production - $78m 21 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE - $201m - $897m - $1,200m - $1,816m - $2,779m - $2,857m Canoo (1) Fisker (1) Polestar (1) Vinfast Lucid Rivian - $3,000 - $2,500 - $2,000 - $1,500 - $1,000 - $500 $0 (1)

X $7.4b $9.0b $28.9b $2.3b $17.5b $8.2b $19.6b $8.4b $1,100b $1.1b Market Cap EV / Sales Comparable valuation indicates an average FY27 forward EV/S of 1x, suggesting that FF is currently undervalued based on this valuation method. Source: Faraday Future management forecast as of May 14, 2025., Finnhub forecast metrics including market cap and enterprise value as of May 14, 2025 (1) Based on the forecasted FY2027 revenues from Wall Street analysts' consensus (1) 22 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE (1) (1) (1) (1) (1) (1) (1) (1) Median: 1X 7. Financials — Given FF’s FY2027 Estimates, FF Offers Compelling Value to Investors 0.1x 7.7x 2.2x 1.0x 1.3x 1.2x 0.5x 0.4x 0.5x 0.5x 0 1 2 7 6 5 4 3 8 9 FF Tesla Vinfast Xpeng Lucid Rivian Polestar Li Auto NIO Zeekr

X 8. Appendix I: Faraday Future Intelligent Electric Inc (NASDAQ: FFAI) Past Stock Performance $1.52 $3.2b — FFAI's stock exhibited remarkable strength during specific periods in 2024, the below charts highlight the strong investor interest in FFIE's stock during these periods. — From May 3 to May 17, 2024, FFIE's stock price surged by an extraordinary 102x, rising from $1.52 to $156. This was accompanied by a sharp increase in trading volume, which skyrocketed from $3 million to $3.2 billion. — From December 18 to December 31, the stock price surged by ~4x, rising from $1.16 to $4.46. During this period, the dollar volume also surged, reaching to $569 million from just $4 million on December 18, highlighting the strong investor interest in FFIE's stock during these periods. $156 $4.46 $1.16 23 PROPRIETARY AND CONFIDENTIAL © 2024 FARADAY FUTURE $569m

Faraday Future Intelligent Electric Inc. (Nasdaq: FFAI) Q & A May 22, 2025 X © 2024 FARADAY FUTURE

Thank You.